Exhibit 99(a)

STUDENT LOAN TRUST 2004-A
Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement
(capitalized terms used herein are defined in Appendix A thereto)

Distribution Date:    January 27, 2005

(i)	Amount of Principal being paid or distributed in respect of the Class I-A-1 Notes:		$26,357,944.54

		( $0.00019776072 per $1,000 original principal amount of Class I-A-1 Notes)

(ii)	Amount	of principal being paid or distributed in respect of the Class I-A-2 Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

(iii)	Amount	of principal being paid or distributed in respect of the Class I-B Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)

(iv)	Amount	of principal being paid or distributed in respect of the Class II-A-1 Notes:	$24,808,310.21

		( $0.00009367459 per $1,000 original principal amount of Class II-A-1 Notes)

(v)	Amount	of principal being paid or distributed in respect of the Class II-A-2 Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(vi)	Amount	of principal being paid or distributed in respect of the Class II-B Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class II-B Notes)

(vii)	Amount	of principal being paid or distributed in respect of the Class II-C Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class II-C Notes)

(viii)	Amount	of principal being paid or distributed in respect of the Class II-D Notes:	$0.00

		( $0.00000000000 per $1,000 original principal amount of Class II-D Notes)

(ix)	Amount	of interest being paid or distributed in respect of the Class I-A-1 Notes:	$1,207,558.17

		( $0.00000906017 per $1,000 original principal amount of Class I-A-1 Notes)

(x)	Amount	of interest being paid or distributed in respect of the Class I-A-2 Notes:	$2,215,790.53

		( $0.00000999351 per $1,000 original principal amount of Class I-A-2 Notes)

(xi)	Amount	of interest being paid or distributed in respect of the Class I-B Notes:	$120,389.13

		( $0.00001088017 per $1,000 original principal amount of Class I-B Notes)

(xii)	Amount	of interest being paid or distributed in respect of the Class II-A-1 Notes:	$2,498,323.03

		( $0.00000943351 per $1,000 original principal amount of Class II-A-1 Notes)

(xiii)	Amount	of interest being paid or distributed in respect of the Class II-A-2 Notes:	$4,390,157.53

		( $0.00001027351 per $1,000 original principal amount of Class II-A-2 Notes)

(xiv)	Amount	of interest being paid or distributed in respect of the Class II-B Notes:	$473,117.89

		( $0.00001134684 per $1,000 original principal amount of Class II-B Notes)

(xv)	Amount	of interest being paid or distributed in respect of the Class II-C Notes:	$841,052.80

		( $0.00001260684 per $1,000 original principal amount of Class II-C Notes)

(xvi)	Amount	of interest being paid or distributed in respect of the Class II-D Notes:	$490,576.10

		( $0.00001470684 per $1,000 original principal amount of Class II-D Notes)

(xvii)	(X)	Group I Pool Balance at the end of the related Collection Period:	$263,562,734.46	and

	(Y)	Group II Pool Balance at the end of the related Collection Period:	$754,798,146.34

(xxii)	After giving effect to distributions on this Distribution Date:
	(a)	(1) outstanding Principal amount of Class I-A-1 Notes:	$106,924,055.46

		(2) Pool Factor for the Class I-A-1 Notes:	0.802239300

	(b)	(1) outstanding principal amount of Class I-A-2 Notes:	$221,723,000.00

		(2) Pool Factor for the Class I-A-2 Notes:	1.000000000

	(c)	(1) outstanding principal amount of Class I-B Notes:	$11,065,000.00

		(2) Pool Factor for the Class I-B Notes:	1.000000000

	(d)	(1) outstanding principal amount of Class II-A-1 Notes:	$240,026,689.79

		(2) Pool Factor for the Class II-A-1 Notes:	0.906325400

	(e)	(1) outstanding principal amount of Class II-A-2 Notes:	$427,328,000.00

		(2) Pool Factor for the Class II-A-2 Notes:	1.000000000

	(f)	(1) outstanding principal amount of Class II-B Notes:	$41,696,000.00

		(2) Pool Factor for the Class II-B Notes:	1.000000000

	(g)	(1) outstanding notional principal amount of Class II-C Notes:	$66,714,000.00

		(2) Pool Factor for the Class II-C Notes:	1.000000000

	(h)	(1) outstanding notional principal amount of Class II-D Notes:	$33,357,000.00

		(2) Pool Factor for the Class II-D Notes:	1.000000000

(xix)	Note Interest Rate for the Notes:
	In general:
		Three-Month LIBOR for the period for the period from the previous Distribution Date to this Distribution Date was	1.64903%

		[in the case of the initial Interest Period Three-Month LIBOR was for the period from the Closing Date to but excluding October 27, 2004 and	1.64903%

		for the period from and including October 27, 2004 to but excluding January 27, 2004 and]	2.11000%

Note Interest Rate for the Class I-A-1 Notes:	8-12-04 to 10-26-04	1.68903%
Note Interest Rate for the Class I-A-1 Notes:	10-27-04 to 1-26-05	2.15000%
Note Interest Rate for the Class I-A-2 Notes:	8-12-04 to 10-26-04	1.88903%
Note Interest Rate for the Class I-A-2 Notes:	10-27-04 to 1-26-05	2.35000%
Note Interest Rate for the Class I-B Notes:	8-12-04 to 10-26-04	2.07903%
Note Interest Rate for the Class I-B Notes:	10-27-04 to 1-26-05	2.54000%
Note Interest Rate for the Class II-A-1 Notes:	8-12-04 to 10-26-04	1.76903%
Note Interest Rate for the Class II-A-1 Notes:	10-27-04 to 1-26-05	2.23000%
Note Interest Rate for the Class II-A-2 Notes:	8-12-04 to 10-26-04	1.94903%
Note Interest Rate for the Class II-A-2 Notes:	10-27-04 to 1-26-05	2.41000%
Note Interest Rate for the Class II-B Notes:	8-12-04 to 10-26-04	2.17903%
Note Interest Rate for the Class II-B Notes:	10-27-04 to 1-26-05	2.64000%
Note Interest Rate for the Class II-C Notes:	8-12-04 to 10-26-04	2.44903%
Note Interest Rate for the Class II-C Notes:	10-27-04 to 1-26-05	2.91000%
Note Interest Rate for the Class II-D Notes:	8-12-04 to 10-26-04	2.89903%
Note Interest Rate for the Class II-D Notes:	10-27-04 to 1-26-05	3.36000%

(xx)	Amount of Master Servicing Fee for related Collection Period:
$544,872.34 with respect to the Group I Student Loans and
$1,454,437.07 with respect to the Group II Student Loans
($0.00000408812 per $1,000 original principal amount of Class I-A-1 Notes,
$0.00000245745 per $1,000 original principal balance of Class I-A-2 Notes
$0.00004924287 per $1,000 original principal balance of Class I-B Notes,
$0.00000549186 per $1,000 original principal balance of Class II-A-1 Notes and
$0.00000340356 per $1,000 original principal balance of Class II-A-2 Notes);
$0.00003488193 per $1,000 original principal balance of Class II-B Notes
$0.00002180108 per $1,000 original principal balance of Class II-C Notes and
$0.00004360215 per $1,000 original principal balance of Class II-D Notes);

(xxi)	Amount of Administration Fee for related Collection Period:
$915.20 with respect to the Group I Notes and
$2,084.80 with respect to the Group II Notes
($0.00000000687 per $1,000 original principal amount of Class I-A-1 Notes,
$0.00000000413 per $1,000 original principal balance of Class I-A-2 Notes
$0.00000008271 per $1,000 original principal balance of Class I-B Notes,
$0.00000000787 per $1,000 original principal balance of Class II-A-1 Notes and
$0.00000000488 per $1,000 original principal balance of Class II-A-2 Notes);
$0.00000005000 per $1,000 original principal balance of Class II-B Notes
$0.00000003125 per $1,000 original principal balance of Class II-C Notes) and
$0.00000006250 per $1,000 original principal balance of Class II-D Notes);

(xxii)	(a)	Aggregate amount of Realized Losses (if any) for the related Collection Period:
$0.00 with respect to the Group I Student Loans and
$8,449,051.41 with respect to the Group II Student Loans
	(b)	Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period:

with respect to the Group I Student Loans
Everything linked correctly from here forward.	# of
	Loans	$ Amount
30-60 Days Delinquent	744	$5,066,456
61-90 Days Delinquent	321	$1,916,963
91-120 Days Delinquent	183	$1,368,057
More than 120 Days Delinquent	976	$3,702,068
Claims Filed Awaiting Payment	1	$346

and with respect to the Group II Student Loans.

	# of
	Loans	$ Amount
30-60 Days Delinquent	1,006	$10,411,897
61-90 Days Delinquent	491	$6,676,969
91-120 Days Delinquent	306	$2,867,905
More than 120 Days Delinquent	86	$722,232
Claims Filed Awaiting Payment	63	$978,695

(xxiii)	Amount in the Group I Pre-Funding Account:	$10,283,342.45

(xxiv)	Amount remaining in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred to the Group II Other Student Loan Pre-Funding Sub-Account:	$60,536,209.58

(xxv)	Amount in the Group II Pre-Funding Account:	$17,046,139.83

(xxvi)	Amount remaining in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred to the Group I Other Student Loan Pre-Funding Sub-Account:	$32,222,824.13

(xxvii)	Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
	payment of principal in respect of the Notes:	$0.00

(xxiii)	Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
	payment of principal in respect of the Notes:	$0.00